Property and Equipment, Net - Schedule of Property and Equipment, Net (Details) - USD ($)	Mar. 31, 2026	Mar. 31, 2025
At cost:
Leasehold improvements	$ 267,857	$ 25,716
IT equipment	116,722	20,327
Furniture and fixtures	7,405	1,905
Property and equipment, Gross	391,984	47,948
Less: accumulated depreciation	(158,893)	(37,407)
Total	$ 233,091	$ 10,541